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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported)    SEPTEMBER 28, 2001
                                                    --------------------------


                        SANDERS MORRIS HARRIS GROUP INC.
             (Exact name of registrant as specified in its charter)

                                      TEXAS
                 (State or other jurisdiction of incorporation)


              0-30066                                  76-0583569
      (Commission File Number)               (IRS Employer Identification No.)


           600 TRAVIS, SUITE 2900, HOUSTON, TEXAS           77002
          (Address of principal executive offices)        (Zip Code)


    Registrant's telephone number, including area code     (713) 993-4610


                           PINNACLE GLOBAL GROUP, INC.
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On September 28, 2001, Sanders Morris Harris Group Inc. ("SMH") determined, pursuant to the authority and approval of SMH's board of directors, and upon the recommendation of its audit committee, to dismiss PricewaterhouseCoopers LLP ("PwC"), SMH's independent accountants, who were previously engaged as the independent accountant to audit the consolidated financial statements of SMH. PwC's report on SMH's financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principle. During SMH's two most recent fiscal years and subsequent interim period preceding the dismissal of PwC, there were no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PwC would have caused them to make a reference to the subject matter of the disagreement(s) in connection with their report. During SMH's two most recent fiscal years and subsequent interim period preceding the dismissal of PwC, there have been no reportable events [as defined in Regulation S-K Item 304(a)(1)(v)]. SMH has authorized PwC to respond fully to any inquiries by KPMG LLP ("KPMG").

      SMH has requested that PwC furnish it a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in accordance with Regulation S-K, Item 304(a)(3). A copy of the letter dated October 3, 2001 has been included as Exhibit 16.1 to this Form 8-K.

      On September 28, 2001, pursuant to the authority and approval of SMH's board of directors, and upon the recommendation of its audit committee, KPMG was selected as SMH's independent accountants to audit the consolidated financial statements of SMH for fiscal 2001. During the two most recent fiscal years and through the subsequent interim period preceding the dismissal of PwC, the Registrant has not consulted with KPMG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SMH's financial statements, and either a written report was provided to SMH or oral advice was provided that KPMG concluded was an important factor considered by SMH in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement [as defined in
Item 304(a)(1)(iv) and the related instructions to Item 304] or a reportable event [as described in Regulation S-K, Item 304(a)(1)(v)].


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      a.    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

            Not Applicable.

      b.    PRO FORMA FINANCIAL INFORMATION

            Not Applicable.


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      c.    EXHIBITS

            16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated October 3, 2001, regarding its agreement with statements made in Item 4 of this current report on Form 8-K.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SANDERS MORRIS HARRIS GROUP INC.



                                    By: /s/ Rick Berry
                                        --------------------------------------
                                            Rick Berry,
                                            CHIEF FINANCIAL OFFICER


Date: October 4, 2001



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